UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 15, 2006

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 15, 2006, the Board of Directors approved an amendment to Article III, Section 2 of the Third Amended and Restated Bylaws of Pacific Sunwear of California, Inc., which decreased the authorized number of directors of the Company’s Board of Directors to seven. The last sentence of Article III, Section 2 of the Company’s bylaws previously read:
“The exact number of directors shall be nine until changed as provided in this Section 2.”
Effective as of November 15, 2006, the last sentence of Article III, Section 2 of the Company’s bylaws was amended to read as follows:
“The exact number of directors shall be seven until changed as provided in this Section 2.”
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
3.1 Amendment and Restatement of Article III, Section 2 of Third Amended and Restated Bylaws of Pacific Sunwear of California, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2006	Pacific Sunwear of California, Inc.
/s/ GERALD M. CHANEY
Gerald M. Chaney
Sr. Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
3.1	Amendment and Restatement of Article III, Section 2 of Third Amended and Restated Bylaws of Pacific Sunwear of California, Inc.